SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 7, 2017

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2017, the Company's Annual Meeting was held at the Company's corporate headquarters at 7500 Dallas Parkway, Suite 700, Plano, Texas 75024.  A total of 49,704,577 shares of the Company's common stock were present or represented by proxy at the Annual Meeting, representing approximately 88.95% of the Company's shares outstanding as of April 7, 2017, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Each of Bruce K. Anderson, Roger H. Ballou, Kelly J. Barlow, D. Keith Cobb, E. Linn Draper, Jr., Edward J. Heffernan, Kenneth R. Jensen, Robert A. Minicucci, Timothy J. Theriault and Laurie A. Tucker was elected as a director of the Company to serve until the 2018 annual meeting of stockholders.

Bruce K. Anderson

45,520,755	For
1,586,320	Against
11,299	Abstain
2,586,203	Broker Non-Votes

Roger H. Ballou

45,423,314	For
1,683,858	Against
11,202	Abstain
2,586,203	Broker Non-Votes

Kelly J. Barlow

46,629,349	For
477,215	Against
11,810	Abstain
2,586,203	Broker Non-Votes

D. Keith Cobb

45,996,139	For
1,110,187	Against
12,048	Abstain
2,586,203	Broker Non-Votes

E. Linn Draper, Jr.

46,175,347	For
930,599	Against
12,428	Abstain
2,586,203	Broker Non-Votes

Edward J. Heffernan

46,793,124	For
315,458	Against
9,792	Abstain
2,586,203	Broker Non-Votes

Kenneth R. Jensen

45,767,556	For
1,338,710	Against
12,108	Abstain
2,586,203	Broker Non-Votes

Robert A. Minicucci

45,649,293	For
1,447,608	Against
21,473	Abstain
2,586,203	Broker Non-Votes

Timothy J. Theriault

46,961,322	For
145,022	Against
12,030	Abstain
2,586,203	Broker Non-Votes

Laurie A. Tucker

46,865,730	For
240,730	Against
11,914	Abstain
2,586,203	Broker Non-Votes

(b) Executive compensation was approved, on an advisory basis, by the Company's stockholders.

46,360,370	For
700,998	Against
57,006	Abstain
2,586,203	Broker Non-Votes

(c) The frequency of holding an advisory vote annually was approved, on an advisory basis, by the Company's stockholders.

43,961,323	Annual
16,042	Biennial
3,119,640	Triennial
21,369	Abstain
2,586,203	Broker Non-Votes

Based on these voting results and in accordance with their recommendation, the Board of Directors determined to hold an advisory vote on executive compensation annually. The next required advisory vote on the frequency of advisory votes on executive compensation will be held at the 2023 annual meeting of stockholders.

(d) The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017 was ratified by the Company's stockholders.

48,936,294	For
750,335	Against
17,948	Abstain

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 8, 2017	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer